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Exhibit 10.21

THIRD LOAN MODIFICATION AGREEMENT

        This Loan Modification Agreement is entered into as of November 13, 2003 by and between WITNESS SYSTEMS, INC., a Delaware corporation ("Borrower"), whose address is 300 Colonial Center Parkway, Roswell, Georgia 30076, and SILICON VALLEY BANK ("Lender"), a California-chartered bank with a principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at 3343 Peachtree Road, Suite 312, Atlanta, GA 30326.

        WHEREAS, among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Loan and Security Agreement, dated April 3, 2002, as may be amended from time to time, in the original principal amount of Fifteen Million Dollars ($15,000,000) (the "Loan Agreement"; the Loan Agreement together with all other documents evidencing or securing the indebtedness shall be referred to as the "Existing Loan Documents");

        WHEREAS, the Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Fifteen Million Dollars ($15,000,000) (hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness"); and

        WHEREAS, Borrower has requested that Lender amend the Loan Agreement, and Lender is willing to do so, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        9.    DEFINITIONS.    All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

        10.    MODIFICATIONS TO LOAN AGREEMENT.

          2.1   The Loan Agreement is hereby amended by deleting Section 2.2 in its entirety and replacing it with the following:

            2.2   Overadvances.

            If Borrower's Obligations under Sections 2.1.1, 2.1.2, 2.1.3 and 2.1.4 exceed the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall upon notice from Bank, immediately pay such excess or secure such excess with a pledge of cash maintained at Bank.

          2.2   The Loan Agreement is hereby further amended by deleting the definition of "Revolving Maturity Date" in Section 13.1 thereof in its entirety, and replacing it with the following:

            "Revolving Maturity Date" is January 11, 2004.

        11.    CONSISTENT CHANGES.    The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

        12.    PAYMENT OF LOAN FEE.    Borrower shall pay to Lender a fee in the amount of One Thousand Six Hundred Sixty-Seven Dollars ($1,667) (the "Loan Fee") plus all out-of-pocket expenses.

        13.    NO DEFENSES OF BORROWER.    Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

        14.    CONTINUING VALIDITY.    Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

        15.    LIMITATION.    This Loan Modification Agreement is limited to the matters expressly set forth above and shall not be deemed to waive or modify any other term of the Loan Agreement or Loan Documents, each of which is hereby ratified and reaffirmed, or to consent to any subsequent failure of Borrower to comply with any term or provision of the Loan Agreement or the Loan Documents, each of which shall remain in full force and effect.

        16.    CONDITIONS.    The effectiveness of this Loan Modification Agreement is conditioned upon: (a) Borrower's execution and delivery of this Loan Modification Agreement, (b) Borrower's payment of the Loan Fee and the audit fee, (c) Borrower's payment of all outstanding legal fees and expenses and (d) such other instruments, documents and agreements as Lender or its counsel shall request.

[signatures appear on following page]

        This Loan Modification Agreement is executed as of the date first written above.

LENDER:
SILICON VALLEY BANK:
By:

Name:

Title:

BORROWER:
WITNESS SYSTEMS, INC.
By:

Name:

Title:

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  Exhibit 10.21
THIRD LOAN MODIFICATION AGREEMENT